RBC FUNDS TRUST

RBC BlueBay Strategic Income Fund

(the “Fund”)

Supplement dated October 7, 2026 to the Fund’s summary prospectuses dated January 29, 2026, and prospectus and statement of additional information (the “SAI”) each dated January 28, 2026, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Summary Prospectuses,

Prospectus, and SAI and should be read in conjunction with the Summary Prospectuses, Prospectus, and

SAI.

At a meeting held on September 23-24, 2026, the Board of Trustees of RBC Funds Trust (the “Board”) agreed to consider in December 2026 the conversion of the RBC BlueBay Strategic Income Fund to the RBC BlueBay Strategic Income ETF, a newly created exchange-traded fund (the “ETF”) (the “Conversion”).

If approved by the Board, it is currently proposed that the Conversion into the ETF would occur in the first quarter of 2027.

The ETF will be managed in a substantially similar manner as the Fund. By converting the Fund to the ETF, RBC Global Asset Management (U.S.) Inc. (the “Adviser”), the investment adviser for the Fund, believes certain classes of shareholders in the Fund could benefit from reduced costs, including, in some cases, lower transfer agency costs and no Rule 12b-1 or service fees. The Adviser is communicating the proposed plans prior to Board approval in order to provide shareholders with ample notice of the proposed Conversion and allow them time to engage with the Adviser on the implications of the proposed transactions, including the need for shareholders to have a brokerage account prior to the Conversion. It is possible that the Conversion will not be approved or will not occur for other reasons, in which case the changes described herein would not take effect.

The Conversion generally would consist of (1) the transfer of the Fund’s assets, subject to its liabilities, to the ETF for shares of the ETF; and (2) the distribution of the ETF shares to the Fund’s shareholders in complete liquidation of the Fund. If approved by the Board, no shareholder approval will be required prior to the Conversion. Existing shareholders of the Fund will receive, prior to the Conversion, a combined information statement/prospectus describing in detail both the Conversion and the ETF, and summarizing the Board’s considerations in approving the Conversion.

When the Conversion is considered, the Board, including the Trustees not deemed to be “interested persons” of the Fund pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine whether the Conversion is in the best interests of the Fund and that the Conversion would not dilute the interests of the Fund’s shareholders.

The ETF has not commenced investment operations, and it is anticipated that it will not have shareholders prior to the Conversion.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the Conversion.

If (and only if) the Conversion is approved, the following changes will take effect on December 23, 2026 (the “Effective Date”):

1.	Class A, Class I and Class R6 shares of the Fund will be publicly offered only on a limited basis.
2.	New accounts may no longer be established directly through Quasar Distributors, LLC (the “Distributor”).
3.	No CDSC will be imposed on redemptions of Class A shares of the Fund.
4.	No sales charge will be imposed on purchases of Class A shares of the Fund.
5.	Any current Letter of Intent (LOI) under which Class A shares of the Fund were purchased will be considered completed.
6.	Distribution (Rule 12b-1) Fees on all applicable Fund share classes will be waived.

Further information regarding these changes is included in the table below. As noted above, each of these changes will be implemented only if the Board approves the Conversion.

1. Limited Offering of Class A, I and R6 Shares

On the Effective Date, the following will be added as a new section immediately preceding the “Investment Objective” section of the Fund’s Summary Prospectus for Class A, I and R6 shares:

Currently, Class A, I and R6 shares of the Fund are publicly offered on a limited basis. (See “Important Additional Information — Purchase and Sale of Fund Shares” in the Prospectus for more information.)

On the Effective Date, the following will be added as a new section for the Fund’s Prospectus under the heading “Shareholder Information — Purchasing and Adding to Your Shares”:

Class A, I and R6 shares of the RBC BlueBay Strategic Income Fund (each, a “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase a Limited Class except as described below. Except as otherwise described below, shareholders permitted to continue to purchase shares of a Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

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Existing shareholders of each Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through RBC Funds or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

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Group retirement plans (and their successor, related and affiliated plans) that have a Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

2. No New Accounts Through Distributor

On the Effective Date, the first paragraph of the “Important Additional Information — Purchase and Sale of Fund Shares” section of the Prospectuses is deleted in its entirety with respect to the Fund and replaced with the following:

Prior to December 23, 2026, you may purchase or redeem (sell) shares of the Funds on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. Effective December 23, 2026, new accounts of the RBC BlueBay Strategic Income Fund will not be established directly through the Distributor.

3. CDSC Waiver on Class A Shares

On the Effective Date, the following paragraph relating to the Fund will be included in the “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Shareholder Information—Distribution Arrangements/Sales Charges” of the Prospectus:

Beginning on December 23, 2026, no CDSC will be imposed on redemptions of the Class A shares of the RBC BlueBay Strategic Income Fund.

4. Sales Charge Waiver on Class A Shares

On the Effective Date, the following will be added to “Fees and Expenses of the Fund” section in the Summary Prospectuses and “Shareholder Information — Distribution Arrangements/Sales Charges — RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund” section of the Prospectus:

Beginning on December 23, 2026, no sales charge will be imposed on purchases of Class A shares of the RBC BlueBay Strategic Income Fund. As a result, any subsequent purchases of the RBC BlueBay Strategic Income Fund will not be eligible assets for future rights of accumulation or LOI purchases.

5. Forgiving Letter of Intent Obligations

On the Effective Date, the following is added as the final sentences of the first paragraph of the “Shareholder Information — Distribution Arrangements/Sales Charges — Reducing the Initial Sales Charge on Purchases of Class A Shares — Letter of Intent” section of the Prospectuses:

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Effective December 23, 2026, any current Letter of Intent (LOI) under which Class A shares of the RBC BlueBay Strategic Income Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before December 23, 2026. Because an LOI may include Class A purchases of other RBC Funds (other than the RBC BlueBay Strategic Income Fund), this completion will cancel the LOI for all future Class A purchases of those funds. You will need to enter into a new LOI if you want to continue to make Class A purchases in other RBC Funds at a reduced front-end sales charge.

6. Waiver of Distribution (Rule 12b-1) Fees

In addition, if the Conversion is approved for the Fund, Distribution (Rule 12b-1) Fees on all applicable Fund share classes will be waived beginning the first day of the month after the Conversion is approved.

If the Conversion is approved by the Board, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available at www.dfinview.com/usrbcgam and a paper copy can be obtained at no charge by calling 1-800-422-2766.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE